SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. ____)

Filed by the Registrant     ☒

Filed by a Party other than the Registrant     ☐

Check the appropriate box:
☐	Preliminary Proxy Statement

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Under Rule 14a-12

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

MCKENZIE BAY INTERNATIONAL, LTD.
(Name of Registrant as specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

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4)	Date Filed:

3362 Moraine Drive
Brighton, Michigan 48114

March 3, 2003

To Our Stockholders,

          You are cordially invited to attend the 2003 Annual Meeting of Stockholders of McKenzie Bay International, Ltd. The meeting will be held at the Marriott Hotel, 30559 Flynn Road, Romulus, Michigan, on Friday, April 4, 2003, at 1:30 p.m., local time.

          On the following pages, you will find the Notice of Annual Meeting of Stockholders and the Proxy Statement. The Proxy Statement and enclosed proxy card are being furnished to stockholders on or about March 3, 2003. A report on McKenzie Bay's activities and its outlook for the future also will be presented at the meeting.

          It is important that your shares be represented and voted at the Annual Meeting, regardless of the size of your holdings. Whether or not you plan to attend the Annual Meeting, we urge you to sign, date and return as soon as possible the enclosed proxy card. You may return your proxy card by mail or by facsimile. Please refer to the enclosed proxy card for instructions. Sending a proxy will not affect your right to vote in person if you attend the meeting. However, if you hold your stock in a broker or bank "street" account and wish to vote your shares in person at the meeting, you must obtain the appropriate documentation from your broker or bank custodian and bring it with you to the meeting.

Brighton, Michigan March 3, 2003	Respectfully, Gary L. Westerholm President and Chief Executive Officer

Your Vote is Important. Even if You Plan to Attend the Meeting, PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY PROMPTLY.

3362 Moraine Drive
Brighton, Michigan 48114

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Our Stockholders:

          The Annual Meeting of Stockholders of McKenzie Bay International, Ltd. will be held at the Marriott Hotel, 30559 Flynn Road, Romulus, Michigan, on Friday, April 4, 2003, at 1:30 p.m., local time, for the following purposes:

          (1)          To elect seven directors to serve one-year terms expiring in 2004;

          (2)          To ratify the Board of Director's appointment of Deloitte & Touche LLP as independent auditors for the current fiscal year; and

          (3)          To conduct such other business as may properly come before the meeting.

          Only stockholders of record as of the close of business on February 21, 2003 are entitled to notice of and to vote at the Annual Meeting.

          A copy of the Annual Report to Stockholders for the fiscal year ended September 30, 2002 is enclosed with this Notice. The Proxy Statement and enclosed proxy card are being furnished to stockholders on or about March 3, 2003.

Brighton, Michigan March 3, 2003	By Order of the Board of Directors, John W. Sawarin Secretary

Your Vote is Important. Even if You Plan to Attend the Meeting, PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY PROMPTLY.

MCKENZIE BAY INTERNATIONAL, LTD.

3362 Moraine Drive
Brighton, Michigan 48114

ANNUAL MEETING OF STOCKHOLDERS

March 3, 2003

PROXY STATEMENT

          This Proxy Statement and the enclosed proxy card are being furnished to stockholders of common stock of McKenzie Bay International, Ltd. (the "Company") on or about March 3, 2003, in connection with the solicitation of proxies by the Board of Directors to be voted at the 2003 Annual Meeting of Stockholders which will be held on Friday, April 4, 2003, at 1:30 p.m., local time, and at any adjournment of that meeting. The Annual Meeting will be held at the Marriott Hotel, 30559 Flynn Road, Romulus, Michigan.

          The purpose of this Annual Meeting is to consider and vote upon: (a) the election of seven directors to serve one-year terms expiring in 2004; (b) the ratification of the Board of Director's appointment of Deloitte & Touche LLP as independent auditors for the current fiscal year; and (c) the transaction of any other business that may properly come before the meeting. Proxies in the accompanying form, if properly executed, duly returned to the Company and not revoked, will be voted at the Annual Meeting. If you specify a choice, the shares represented by proxy will be voted as specified. If you do not specify a choice, your shares represented by proxy will be voted for the election of all nominees named in this Proxy Statement, for the ratification of Deloitte & Touche LLP and in accordance with the discretion of the persons named as proxies on any other matters that may come before the meeting or any adjournment of the meeting.

          The presence in person or by proxy of the holders of a majority of shares entitled to vote at the meeting is necessary to constitute a quorum. For purposes of determining the presence or absence of a quorum for the transaction of business at the meeting, all shares for which a proxy or vote is received, including abstentions and shares represented by a broker vote on any matter, will be counted as present and represented at the meeting.

          If you sign and return the enclosed proxy card (either by mail or facsimile) you may revoke it at any time before it is exercised by delivering a written notice of revocation to the Secretary of the Company at the address set forth above or by attending and voting at the Annual Meeting.

          The Company does not know of any matter to be presented for consideration at the Annual Meeting other than that stated in the Notice of Annual Meeting of Stockholders. If any other matter should properly come before the meeting, the persons named in the proxy will have discretionary authority to vote in accordance with their judgment.

ELECTION OF DIRECTORS

          The Board of Directors proposes that the following directors be elected to one-year terms expiring in 2004:

          Gary L. Westerholm
          Gregory N. Bakeman
          John W. Sawarin
          Rocco J. Martino
          Yves Harvey
          Stephen D. McCormick
          Donald C. Harms

          This Proxy Statement contains more information about the director nominees. The nominees presently are directors of the Company whose terms will expire at the 2003 Annual Meeting of Stockholders. Unless otherwise directed by a stockholder's proxy, the persons named as proxies intend to vote for the nominees identified above. Each of the nominees has consented to being named in this Proxy Statement and to serve if elected. If any nominee is unable to serve or is otherwise unavailable for election, which is not now anticipated, the Board of Directors may or may not select a substitute nominee. If a substitute nominee is selected, all proxies will be voted for the election of the substitute nominee designated by the Board of Directors. If a substitute nominee is not selected, all proxies will be voted for the election of the remaining nominees. Proxies will not be voted for a greater number of persons than the number of nominees named in this Proxy Statement.

          A plurality of the shares present in person or represented by proxy and voting on the election of directors is required to elect directors. For the purpose of counting votes on this proposal, abstentions, broker non-votes and other shares not voted will not be counted as shares voted on the election, and these shares will be deducted from the total shares of which a plurality is required.

Your Board of Directors Recommends That You
Vote FOR the Election of All Nominees as Directors

VOTING SECURITIES

          Holders of record of common stock, $0.001 par value ("Common Stock"), at the close of business on February 21, 2003, are entitled to notice of and to vote at the Annual Meeting of Stockholders and at any adjournment of the meeting. As of February 7, 2003, 23,903,139 shares of the Company's Common Stock were issued and outstanding. You are entitled to one vote on each matter presented for stockholder action for each share of Common Stock registered in your name at the close of business on the record date. You cannot vote your shares unless you are present at the Annual Meeting or represented by proxy.

SECURITIES OWNERSHIP OF CERTAIN BENEFICIAL
OWNERS AND MANAGEMENT

          The following table sets forth information as to each person known to the Company to have been the beneficial owner of more than 5% of the outstanding shares of Common Stock as of February 7, 2003. The number of shares stated is based on information provided by each person or entity listed and includes shares personally owned of record by the person or entity and shares which, under applicable regulations, are considered to be otherwise beneficially owned by the person.

	Amount and Nature of Beneficial Ownership of Common Stock
Name and Address of Beneficial Owner	Sole Voting and Dispositive Power(1)	Shared Voting or Dispositive Power(2)	Total Beneficial Ownership(1)	Percent of Class(3)

Gary L. Westerholm 3362 Moraine Drive Brighton, Michigan 48114	747,666	4,157,700	4,905,366	19.9%

John W. Sawarin 3362 Moraine Drive Brighton, Michigan 48114	1,480,000	814,100	2,294,100	9.3%

Stephen D. and Karen A. McCormick 3362 Moraine Drive Brighton, Michigan 48114	4,139,826	4,682,048	8,821,874	29.8%

SOQUEM, INC. 1000, route de l'Eglise, bureau 500 Sainte-Foy Quebec CANADA G1V 3V9	1,270,133	--	1,270,133	5.3%
_____________________

(1)	These numbers include shares that may be acquired through options that are exercisable within 60 days after February 7, 2003.

(2)

These numbers include shares over which the listed person is legally entitled to share voting or dispositive power by reason of joint ownership, trust or other contract or property right, and shares held by spouses or children or other relatives over whom the listed person may have substantial influence by reason of relationship.

(3)

These percentages represent the number of shares owned by each beneficial owner as of February 7, 2003, plus the shares that may be acquired by each beneficial owner through the exercise of outstanding stock options and/or warrants within 60 days by each after February 7, 2003, as a percentage of the total of all outstanding shares as of February 7, 2003, plus the total of all shares that may be acquired through the exercise of outstanding stock options and/or warrants by each beneficial owner within 60 days after February 7, 2003.

SECURITIES OWNERSHIP OF MANAGEMENT

          The following table sets forth the number of shares of Common Stock beneficially owned as of February 7, 2003, by each of the Company's Chief Executive Officer, directors and all of the Company's directors and executive officers as a group. The number of shares stated is based on information provided by each person listed and includes shares personally owned of record by the person and shares which, under applicable regulations, are considered to be otherwise beneficially owned by the person.

	Amount and Nature of Beneficial Ownership of Common Stock
Name of Beneficial Owner	Sole Voting and Dispositive Power(1)	Shared Voting or Dispositive Power(2)	Total Beneficial Ownership(1)	Percent of Class(3)

Gary L. Westerholm, Chief Executive Officer, President and Director	747,666	4,157,700(4)	4,905,366	19.9%

Gregory N. Bakeman, Chief Financial Officer, Treasurer and Director	416,500	500	417,000	1.7%

John W. Sawarin, Secretary, Vice President-Product Marketing and Director	1,480,000	814,100(5)	2,294,100	9.3%

Rocco J. Martino, Director	180,000	470,769(6)	650,769	2.7%

Stephen D. McCormick, Director	4,139,826	4,682,048(7)	8,821,874	29.8%

Yves Harvey, Director	--	1,270,133(8)	1,270,133	5.3%

Donald C. Harms, Director	43,750	45,168(9)	88,918	*

All directors and executive officers as a group	7,007,742	11,437,918	18,445,660	58.2%
______________________

*	Less than 1%.

(1)

These numbers include shares held directly and shares that may be acquired through options that are exercisable within 60 days after February 7, 2003. The number of shares that may be acquired through options that are exercisable within 60 days after February 7, 2003, for each listed person is as follows:

Gary L. Westerholm	746,666
Gregory N. Bakeman	405,000
John W. Sawarin	680,000
Rocco J. Martino	180,000

Stephen D. McCormick	4,109,526
Yves Harvey	--
Donald C. Harms	43,750
All directors and executive officers as a group	6,164,942

(2)

These numbers include shares over which the listed person is legally entitled to share voting or dispositive power by reason of joint ownership, trust or other contract or property right, and shares held by spouses or children or other relatives over whom the listed person may have substantial influence by reason of relationship.

(3)

These percentages represent the number of shares owned by each beneficial owner as of February 7, 2003, plus the shares that may be acquired by each beneficial owner through the exercise of outstanding stock options within 60 days by each after February 7, 2003, as a percentage of the total of all outstanding shares as of February 7, 2003, plus the total of all shares that may be acquired through the exercise of outstanding stock options by each beneficial owner within 60 days after February 7, 2003.

(4)

The shares reported include the following: (a) 3,957,700 shares held by The Westerholm Family Living Trust, dated June 8, 1995, a revocable trust of which Mr. Westerholm is co-trustee and a beneficiary; and (b) 200,000 shares held by Mr. Westerholm's spouse.

(5)

The shares reported include the following: (a) 754,100 shares held by Mr. Sawarin's spouse; and (b) 60,000 options that may be acquired by Mr. Sawarin's spouse through options that are exercisable within 60 days after February 7, 2003.

(6)	The shares reported are held by Martino Investment Partners L.P., of which Mr. Martino is a general partner.

(7)

The shares reported include the following: (a) 2,139,489 shares held jointly by Mr. McCormick and his spouse; (b) 10,240 shares held by Mr. McCormick's minor son; (c) 952,317 shares held by McCormick Incorporated, a company of which Mr. McCormick is President and a shareholder; and (d) 1,580,002 shares that may be acquired by Mr. McCormick through the exercise of outstanding warrants within 60 days after February 7, 2003.

(8)	The shares reported are held by SOQUEM, INC. Mr. Harvey is President and Chief Executive Officer of SOQUEM, INC. and disclaims beneficial ownership of these shares.

(9)	The shares reported are held by The Harms Family Living Trust, dated December 31, 1983, a revocable trust of which Mr. Harms is co-trustee and a beneficiary.

BOARD OF DIRECTORS

          The Company's Board of Directors is currently set at seven members, all of whom are standing for reelection. Biographical information is presented below for each person who is nominated for election as a director at the 2003 Annual Meeting of Stockholders. Unless otherwise noted, each nominee for director has had the same principal employment for the last five years.

Nominees for Election to Terms Expiring in 2004

          Gary L. Westerholm (age 58) has been a director since 1999 and has served as President and Chief Executive Officer since February 1999. In 1996, Mr. Westerholm co-founded McKenzie Bay Resources. Mr. Westerholm, a certified public accountant, established the certified public accounting firm of Gary Westerholm CPA, PC in 1981, which operated until Mr. Westerholm sold the firm in 1995. In 1985, Mr. Westerholm co-founded London Aggregate Ltd., an open-pit mining company which was sold to SE Johnson & Company in 1994. In 1995, Mr. Westerholm received his Series 7 marketing securities license from the NASD and worked as a registered representative of Linsco Private Ledger, a stock brokerage firm located in Plymouth, Michigan until he resigned in 1997 to found the Company. Mr. Westerholm is a member of the Michigan Association of Certified Public Accountants and the American Institute of Certified Public Accountants.

          Gregory N. Bakeman (age 47) has been a director since 2000 and has served as Chief Financial Officer since February 2001 and Treasurer since December 2001. Before joining the Company, Mr. Bakeman was President and Chief Executive Officer of Newlefe Group, Inc., a corporate finance consulting company. From 1999 to 2000, Mr. Bakeman served as Chief Financial Officer of Micro-C Technologies, Inc., a manufacturer of computer chip production equipment, which was sold to Kokusai Electric, Ltd. in March 2000. From 1997 to 1999, Mr. Bakeman was a Vice President in the Investment Banking Department of First of Michigan Corporation (a Fahnestock & Co. wholly owned subsidiary). From 1996 to 1997, Mr. Bakeman served as Vice President-Business Development with Fleet Capital Corporation, an asset based lending company.

          John W. Sawarin (age 68) has been a director since 1999 and has served as Secretary since 1999 and Vice President-Product Marketing since January 2003. Mr. Sawarin previously served as Treasurer from 1999 to March 2002. In 1996, Mr. Sawarin co-founded McKenzie Bay Resources. From 1961 to 1996, Mr. Sawarin was employed by Sandoz Canada Inc., a subsidiary of Sandoz Pharma AG, in various capacities, including from 1982 to 1996 serving as Regional Sales Manager, National Training and Development Manager and National Sales Manager. From 1987 to 1990, Mr. Sawarin was a director, and from 1990 to 1992 Chairman, of the Association of Pharmaceutical Medical Representatives (now named Consul for Continuing Pharmaceutical Education), the education division of the Pharmaceutical Manufacturers Association of Canada. From 1996 to 1998, Mr. Sawarin served as a consultant to Novartis Pharma Canada, a division of Novartis International AG, the company formed as a result of the merger of Sandoz and Ciba-Giegy Corp.; Bioniche Inc., a biotechnology company then located in London, Ontario; and to Zymaxx Communications, a publishing company then located in London, Ontario. Since 1996, Mr. Sawarin has been Secretary, Treasurer and a director of Xemac Resources, Inc., a Quebec mining company listed on the Canadian Venture Exchange under the symbol "XEM."

          Rocco J. Martino (age 48) has been a director since 1999. Since 1989, Mr. Martino, a certified public accountant, has been a partner with LaSalle Capital Group Inc., a private equity group that pursues the acquisition of small- to middle-market companies, principally in the manufacturing and niche-distribution sectors. Mr. Martino worked for Price Waterhouse in Chicago from 1979 to 1989, spending his last six years in the Mergers and Acquisitions Group. After being promoted to partner at Price Waterhouse, Mr. Martino joined LaSalle Capital Group. Since 1995, Mr. Martino has been the Chairman of the general partnership that manages National Metalwares, L.P., a manufacturer, fabricator and finisher of welded steel tubing and tubular components. Since 1992, Mr. Martino has served as director of Precision Products Group, Inc., a producer of precision custom springs and tubes for various industries, including automotive, electrical, office equipment, agricultural and medical. Since 2000, Mr. Martino has been Chairman of Simplex Manufacturing Company, a manufacturer of aviation fire suppression systems, agricultural spraying systems and other airborne accessory systems. From 1989 to 2000, Mr. Martino was a director and general partner of one of the two general partners of Wm. E. Wright L.P., a manufacturer and distributor of various sewing notions and craft items sold through numerous retail and industrial outlets. Mr. Martino earned a Bachelors degree in Business Administration-Finance from Notre Dame University in 1976, and a Masters degree in Business Administration from Loyola University, Chicago, in 1978.

          Yves Harvey (age 53) has been a director since December 2001. Since 1991, Mr. Harvey has served as President and Chief Executive Officer of SOQUEM, INC. SOQUEM, INC. is a division of SGF Minerals Inc., which is a subsidiary of Société Générale de Financement du Québec, a corporation owned by the Quebec government. SOQUEM, INC. carries out mining exploration on Quebec's territory and participates, alone or in partnership, in the development of discoveries and in mineral production. Mr. Harvey jointed SOQUEM, INC. in 1978 as a senior exploration geologist and served as project manager until 1984. From 1984 to 1989, Mr. Harvey was a partner with the consulting firm Roche Limitee in Sainte-Foy, Quebec, where he first held the position of project manager, then associate manager and finally manager of the Mines and Geology Division. In 1989, Mr. Harvey returned to SOQUEM, INC. as Executive Vice-President. Mr. Harvey holds a B.Sc.A. and a M.Sc.A. in Geological Engineering from the Ecole Polytechnique de l'Universite de Montreal and a Ph.D. in Economic Geology from Laval Universite in Quebec City. Mr. Harvey is a member of the Ordre des Ingenieurs du Quebec; the Association des Prospecteurs du Quebec; the Prospectors and Developers Association of Canada; and the Canadian Institute of Mining, Metallurgy and Petroleum ("CIM"), of which he served as President in 1998. In 1994, Mr. Harvey received the Past President's Memorial Medal from CIM in recognition of his contributions to the Canadian mining industry. In 1995, CIM awarded Mr. Harvey Quebec's District Medal and, in 1996, the District #2 Medal. Mr. Harvey received the CIM Distinguished Service Medal in 2001. Mr. Harvey serves as a director of SOQUEM, INC.; Corporation Copper Rand Inc., owner of the Copper Rand Mine; Gestion Sigma-Lamaque Inc., an operator of an open pit gold mine in Val D'Or, Western Quebec; Quartz Malbaie Inc., an operator of a quartz quarry in Sant-Urbain, Charlevoix, Quebec; and the Association miniere du Quebec.

          Stephen D. McCormick (age 57) has been a director since July 26, 2002. Since 1997, Mr. McCormick has served as President of McCormick Incorporated, a holding company that owns businesses involved in the construction industry. Since 1987, Mr. McCormick has served as Executive Vice President of Northern Improvement Company, a company focused on road building and movement of earth materials, and Vice President of McCormick Construction Equipment Company, both subsidiaries of McCormick Incorporated. Mr. McCormick joined Northern Improvement Company in 1969 and served in various positions, including Field Supervisor from 1969 to 1971, Field Operations Manager from 1971 to 1975, Vice President of Operations and Equipment from 1975 to 1984 and Senior Vice President of Operation from 1984 to 1987. From 1967 to 1969, Mr. McCormick served in the United States Army in the US Army Corp of Engineers.

          Donald C. Harms (age 61) has been a director since November 12, 2002. Mr. Harms is a principal of Larson, Harms & Bibeau, P.C., a law firm located in Farmington Hills, Michigan. Mr. Harms has served as outside general counsel to the Company since April 1999.

CONSULTANTS

          Rejean Girard (age 43) has assisted the Company with geological studies since 1997. Mr. Girard is President of IOS Services Geoscientifiques, Inc., a geological consulting firm. From 1982 to 1994, Mr. Girard worked with the Quebec Department of Energy and Resources, the Geological Survey of Canada, and Norges Geologisk Undersokelse, the Geological Survey of Norway. Since 1992, Mr. Girard has

concentrated on mineral exploration, including extensive fieldwork in the James Bay and Grenville geological regions of Quebec; project management; budget assessments; and database management. Mr. Girard has worked on large-scale mapping projects in Labrador, Norway and northern Quebec. To date, Mr. Girard has been involved in approximately 500 exploration projects throughout the world. Mr. Girard earned a Bachelors of Science degree in Geology in 1985 from Laval University, Quebec City.

          D. Stuart Bradbury (age 59) is engaged to assist the Company in the design and commissioning of its vanadium pentoxide processing plants. Mr. Bradbury is a technical director of Savanco (Pty) Ltd, a consulting company specializing in vanadium technology. Savanco has worked on the design and equipment supply for the Vansa Vanadium (pty) Ltd (now Vanteck) plant and the turnkey supply of the complete Rhombus Vanadium (Pty) Ltd (Rhovan) plant. Mr. Bradbury founded Process Plant (Pty) Ltd. in 1974, now know as IMS Process Plant (Pty) Ltd., a company specializing in evaporation, crystallization and other heat and mass transfer processes. Mr. Bradbury has been involved in the South African vanadium industry since 1974, including the design and supply of equipment, and complete vanadium plants. Mr. Bradbury has assisted Highveldt Steel and Vanadium, now known as Vanchem; Vametco Mining Corporation and Transvaal Alloys (Pty) Ltd. In addition, Mr. Bradbury has carried out studies for Vanadco de Maracas of Brazil, CMP (Chile); Mineral y Comercial Sali Hochschild S.A. (Chile); Clough Mining (Pty) Ltd.; and Balla Balla Vanadium (Pvt) Ltd (Australia). Mr. Bradbury earned a Bachelors of Science degree in Chemical Engineering from Manchester University in the United Kingdom in 1965.

          George Annandale (age 58) assists the Company in developing testwork programs and process design. Mr. Annandale also has extensive experience in production management and commissioning. Mr. Annandale has experience in the chemicals, explosives, construction and mining industries, and with vanadium in particular. From 1970 to 1981, Mr. Annandale worked in production management at Union Carbide Corporation and UCAR Minerals Corporation, now known as Vamteco Mining Corporation, and was responsible for overseeing design, construction and commissioning of vanadium facilities at various sites throughout the world. Mr. Annandale received a Bachelors of Science degree in Chemical Engineering in 1965 from the University of Pretoria; a certificate from the Management Development Programme of the University of South Africa in 1976; a Masters degree in Business Leadership from the University of South Africa in 1984; and a certificate from the Advance Executive Programme of the University of Pittsburgh in 1979.

BOARD COMMITTEES AND MEETINGS

          The Company's Board of Directors, which is responsible for the overall management of the business and affairs of the Company, held seven meetings since the last Annual Meeting of Stockholders. Each director attended 75% or more of the aggregate of the total number of Board of Directors meetings. The Board of Directors has three standing committees: the Audit Committee, the Compensation Committee and the Corporate Governance Committee. The members of each committee are appointed by the Board of Directors. The Board of Directors recently established these standing committees and, accordingly, no committee meetings were held since the last Annual Meeting of Stockholders.

          Audit Committee. The Audit Committee will be responsible for, among other things: (a) retaining, overseeing, evaluating and, if appropriate, terminating the independent auditors (subject to stockholder approval); (b) annually reviewing the performance of the independent auditors and the Company's internal audit function; (c) at least annually, reviewing all relationships between the independent auditors and the Company to assess independence; (d) overseeing the Company's financial reporting process on behalf of the Board of Directors; (e) approving the nature and scope of services to be performed by the independent auditors and reviewing the range of their fees for such services; (f)

reviewing the Company's financial statements that are included in the Company's reports on Form 10-KSB and Form 10-QSB; (g) reviewing the Company's accounting and financial controls, including the Company's policies and systems with respect to risk assessment and risk management; (h) establishing and maintaining procedures for the receipt, retention and treatment of complaints regarding accounting and auditing matters; and (i) reviewing the results of the annual audit and policies and practices regarding conflicts of interest and compliance with laws, rules and regulations. The Audit Committee has not yet met.

          The members of the Audit Committee are Messrs. Martino (Chairman) and McCormick. The Company believes that Mr. Martino is "independent," as that term is currently defined in Section 121(A) of the listing standards for the American Stock Exchange. Effective as of February 11, 2003, the Company's Board of Directors adopted a written charter for the Audit Committee, a copy of which is attached as Appendix A to this Proxy Statement.

          Compensation Committee. The Compensation Committee will be responsible for, among other things: (a) recommending the cash and other incentive compensation, if any, to be paid to the Company's Chief Executive Officer and other executive officers; (b) determining the individuals to whom and the terms upon which options will be granted under stock-based compensation plans approved by the Board of Directors; (c) the number of shares to be subject to each option; and (d) the form of consideration that may be paid upon the exercise of an option. The members of the Compensation Committee are Messrs. Harvey (Chairman) and Westerholm. The Compensation Committee has not yet met.

          Corporate Governance Committee. The Corporate Governance Committee will be responsible for, among other things: (a) interviewing potential nominees and recommending suitable candidates for nomination or appointment to the Board of Directors; (b) reviewing the appropriate skills and characteristics of Board and committee members; and (c) reviewing and reporting on all matters generally relating to corporate governance and developing and recommending to the Board corporate governance guidelines. The members of the Corporate Governance Committee are Messrs. Bakeman and Harms. The Corporate Governance Committee has not yet met.

          The Corporate Governance Committee will consider nominees recommended by stockholders if the following procedures are satisfied. A stockholder of record of shares of a class entitled to vote at any meeting of stockholders called for the election of directors (an "Election Meeting") may make a nomination at the Election Meeting if, and only if, that stockholder first has delivered a notice to the Company, not less than 15 days nor more than 45 days before the Election Meeting; provided, however, that if the Company gives less than 30 days notice of the date of the Election Meeting or if the only public disclosure of the date of the Election Meeting is the written notice of the Election Meeting delivered to stockholders, a stockholder must deliver the notice no later than the close of business on the 10th day following the day on which the notice of the Election Meeting was mailed or the public disclosure of the meeting was made.

          The stockholder's notice must set forth with respect to each proposed nominee: (a) the name, age, business address and residence address of the nominee; (b) the principal occupation or employment of the nominee; (c) the class and number of shares of capital stock of the Company that are beneficially owned by the nominee; (d) a statement that the nominee is willing to be nominated and to serve; and (e) such other information concerning the nominee as would be required under the rules of the Securities and Exchange Commission to be included in a proxy statement soliciting proxies for the election of the nominee. The stockholder's notice also must set forth the stockholder's name, address and the class and number of shares of capital stock of the Company that the stockholder beneficially owns.

AUDIT COMMITTEE REPORT

          The Board of Directors recently established the Audit Committee. Until the time that the Audit Committee was established, the entire Board of Directors oversaw the Company's financial reporting process and, in this regard, met with management and the Company's independent auditors. In this connection, the Board of Directors has done the following:

•	Reviewed and discussed the audited financial statements for the fiscal year ended September 30, 2002 with the Company's management;

•

Discussed with KPMG LLP, the Company's independent auditors for the fiscal year ended September 30, 2002, the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants; and

•

Received written disclosures and the required letter regarding independence from KPMG LLP as required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and discussed with KPMG LLP its independence.

          Based on the foregoing, the Board of Directors approved the inclusion of the Company's financial statements in the Company's Annual Report on Form 10-KSB for the fiscal year ended September 30, 2002.

          The Board of Directors anticipates that the Audit Committee will perform these activities during the fiscal year ended September 30, 2003.

Respectfully submitted, Gary L. Westerholm Gregory N. Bakeman John W. Sawarin Rocco J. Martino Yves Harvey Stephen D. McCormick Donald C. Harms

COMPENSATION OF DIRECTORS

          The Company does not pay its directors a retainer for attendance at Board or committee meetings. The Company reimburses directors for the reasonable expenses incurred in connection with attending meetings of the Board of Directors and its committees.

          On September 9, 2001, the Company granted to each of its then-current directors an option to purchase 30,000 fully vested shares of Common Stock under the Company's 2001 Directors Non-Qualified Stock Option Plan. The exercise price for these options is $1.00.

          On December 9, 2002, the Company amended the 2001 Directors Non-Qualified Stock Option Plan to provide that at the beginning of each fiscal year, the Company will grant each director an option to purchase 50,000 fully vested shares of Common Stock (with directors who have or will serve on the Board of Directors less than an entire year receiving a pro rata option based on the number of days served in the fiscal year). All options granted under this plan will be at prices to be determined by the plan's administrator, which will approximate the fair market value at the time of grant.

EXECUTIVE COMPENSATION

          The following table shows certain information concerning the compensation earned during the fiscal year ended September 30, 2002 by the Chief Executive Officer. No other executive officer of the Company earned compensation in excess of $100,000 during the fiscal year.

Summary Compensation Table

		Annual Compensation	Long-Term Compensation Awards
Name and Principal Position	Fiscal Year	Salary	Number of Securities Underlying Options

Gary L. Westerholm, Chief Executive Officer, President and Director	2002	$102,262	200,000

          The Company's stock option plans historically have been administered by the Board of Directors. The Company has recently established a Compensation Committee of the Board of Directors, which has the authority to determine the individuals to whom and the terms upon which options will be granted, the number of shares to be subject to each option and the form of consideration that may be paid upon the exercise of an option. Notwithstanding this authority, the Compensation Committee has not exercised its full authority and has instead made recommendations to the full Board of Directors with respect to compensation issues, and the full Board has taken all actions related to compensation issues of executive officers and directors.

          The following table sets forth information regarding stock options granted to the Chief Executive Officer during the fiscal year ended September 30, 2002:

Option Grant in Last Fiscal Year

	Individual Grants
Name	Number of Securities Underlying Options Granted(1)	Percent of Total Options Granted to Employees in Fiscal Year	Exercise Price Per Share	Expiration Date

Gary L. Westerholm	200,000	22.2%	$1.49	02/28/2007
____________________

(1)

On February 21, 2002, the Company granted options to purchase shares of Common Stock over a five-year period to Mr. Westerholm under the Company's 2001 Employee Incentive Stock Option Plan. Mr. Westerholm is entitled to exercise his options at 110% of the fair market value of the Common Stock at the grant date. These options vest in equal increments over three years. Options terminate, subject to certain limited exercise provisions, in the event of death or termination of employment or directorship.

          The following table summarizes the total number of options held by the Chief Executive Officer as of September 30, 2002:

Aggregated Option Exercises in Last Fiscal Year
and Fiscal Year-End Option Values(1)

	Number of Securities Underlying Unexercised Options at Fiscal Year-End		Value of Unexercised In-the Money Options at Fiscal Year-End(2)
Name	Exercisable	Unexercisable	Exercisable	Unexercisable

Gary L. Westerholm	596,666	133,334	$325,333	$14,667
____________________

(1)

Mr. Westerholm did not exercise any options during the fiscal year ended September 30, 2002. This table does not include option grants to Mr. Westerholm after September 30, 2002, which are included in the tables under the heading "Security Ownership of Certain Beneficial Owners and Management" above.

(2)	An option is considered "in the money" for purposes of this table if its exercise price was lower than the market value of Common Stock as of September 30, 2002 ($1.60 per share).

EMPLOYMENT AGREEMENTS, TERMINATION OF EMPLOYMENT, AND
CHANGE IN CONTROL ARRANGEMENTS

          None of the Company's executive officers has an employment agreement with the Company or is a party to any change in control arrangement.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

          On September 6, 2001, the Company entered into an agreement with Roberts Construction Company whereby Roberts Construction Company proposed to purchase the Kelsey Lake diamond mine, which is owned by Great Western Diamond Company, a subsidiary of the Company. Roberts Construction Company is a subsidiary of McCormick Incorporated. Stephen D. McCormick, a director of the Company, is President and a shareholder of McCormick Incorporated. At the time of entering into the agreement, however, Mr. McCormick was not a director of the Company.

          The sale agreement provided that Roberts Construction Company was required to pay all operating costs and certain liabilities relating to the Kelsey Lake diamond mine, which would be applied to the purchase price of the mine if the deal was completed. If the purchase did not close, Roberts Construction Company was entitled to reimbursement of these costs. In March 2002, Roberts Construction Company informed the Company that it was terminating the agreement and would not complete the purchase. Accordingly, the Company reimbursed Roberts Construction Company for the costs and liabilities it incurred by issuing 952,317 shares of Common Stock to Roberts Construction Company and 101,471 shares of Common Stock to Mr. McCormick.

          Yves Harvey, a director of the Company, is President and Chief Executive Officer of SOQUEM INC. McKenzie Bay Resources, Inc., a subsidiary of the Company, entered into an agreement whereby SOQUEM INC. transferred an undivided interest in 21 claims related to the Lac Doré deposit to McKenzie Bay Resources, Inc. in exchange for 1,000,000 shares of Common Stock and an equal number of warrants to purchase Common Stock. McKenzie Bay Resources, Inc. also granted SOQUEM INC. an option to purchase a 20% undivided interest in Lac Dore if SOQUEM INC. funds 20% of the capital expenditures for the Lac Dore project. In addition, SOQUEM INC. provided a portion of the loans and grants that the Company received from federal and provincial agencies to fund the Company's feasibility study (as discussed in the Company's Form 10-KSB filed with the Securities and Exchange Commission). In connection with this arrangement, SOQUEM INC. was granted the right to nominate and elect one member to the Company's Board of Directors. Mr. Harvey was elected to the Company's Board of Directors as the representative of SOQUEM INC.

          During the fiscal year ended September 30, 2002, the Company retained the law firm of Larson, Harms & Bibeau, P.C. to perform certain legal services for the Company at a total cost of less than $60,000. Donald C. Harms, a director of the Company, is a partner in Larson, Harms & Bibeau, P.C. The Company plans to continue to retain Larson, Harms & Bibeau, P.C. in the future for certain legal matters.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

          Section 16(a) of the Exchange Act requires the Company's directors and officers, and persons who beneficially own more than 10% of the outstanding shares of Common Stock, to file reports of ownership and changes in ownership of shares of Common Stock with the Securities and Exchange Commission. Directors, officers and greater than 10% beneficial owners are required by Securities and Exchange Commission regulations to furnish the Company with copies of all Section 16(a) reports they file. Based on its review of the copies of such reports received by it, or written representations from certain reporting persons that no reports on Form 5 were required for those persons for the fiscal year ended September 30, 2002, the Company believes that, except as provided below, its officers and directors timely complied with applicable filing requirements during the Company's last fiscal year. Exceptions: Each of the Company's directors and officers filed their respective Forms 3 late; Mr. Donald Murphy (a former director who is now deceased) did not file his Form 3; Mr. Bakeman filed one additional report late involving four transactions; and Mr. McCormick filed two additional reports late involving a total of nine transactions.

SELECTION OF AUDITORS

          The Company has selected Deloitte & Touche LLP, independent auditors, as its principal auditors for the fiscal year ending September 30, 2003. Representatives of Deloitte & Touche LLP are not expected to be present at the 2003 Annual Meeting of Stockholders and, accordingly, will not be provided with the opportunity to make a statement if they desire to do so and are not expected to be available to respond to appropriate questions.

          As of September 11, 2002, the Company's Board of Directors approved the dismissal of Zaritsky Penny LLP-Chartered Accountants, London, Ontario, Canada as the Company's independent auditors. On that same date, the Company's Board of Directors approved the engagement of KPMG LLP as the Company's independent auditors. The report of Zaritsky Penny LLP on the Company's financial statements as of and for the fiscal years ended September 30, 2001 and September 30, 2000 contained a going concern opinion but did not contain an adverse opinion or a disclaimer of opinion, and was not modified as to uncertainty, audit scope or accounting principles.

          During the Company's fiscal years ended September 30, 2001 and September 30, 2000 and interim periods through September 11, 2002, there were no disagreements between the Company and Zaritsky Penny LLP concerning any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Zaritsky Penny LLP, would have caused it to make reference to the subject matter of the disagreements in connection with its reports.

          Following the dismissal of Zaritsky Penny LLP as the Company's independent auditor, the Company retained Zaritsky Penny LLP as the Company's principal accountant. The Company expects that Zaritsky Penny LLP will continue to serve as the Company's principal accountant during the fiscal year ending September 30, 2003.

          The Company did not consult with KPMG LLP during the Company's fiscal years ended September 30, 2001 or September 30, 2000 or interim periods through September 11, 2002 on the application of accounting principles to a specified transaction; the type of audit opinion that might be rendered on the Company's financial statements; any accounting, auditing or financial reporting issue; or any matter that was either the subject of a disagreement or a reportable event as defined in Item 304 of Regulation S-B under the Securities Exchange Act of 1934.

          The Company has provided a copy of this disclosure to KPMG LLP and Zaritsky Penny LLP. In addition, the Company's Form 8-K Current Report filed on September 26, 2002, contained as an exhibit a copy of Zaritsky Penny LLP's letter to the Securities and Exchange Commission stating its agreement with the Company's statements.

          Following the Company's fiscal year ended September 30, 2002, the regional office of KPMG LLP that served as the Company's independent auditors was purchased by an entity that merged with Deloitte & Touche LLP.

          Given the current audit team's experience with the Company's business and financial operations, effective as of February 17, 2003, the Board of Directors approved the dismissal of KPMG LLP as the Company's independent auditors and approved the engagement of Deloitte & Touche LLP as the Company's independent auditors. The report of KPMG LLP on the Company's financial statements as of and for the fiscal year ended September 30, 2002 contained a going concern opinion but did not contain an adverse opinion or a disclaimer of opinion, and was not modified as to uncertainty, audit scope or accounting principles.

          During the Company's fiscal year ended September 30, 2002, there were no disagreements between the Company and KPMG LLP concerning any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG LLP, would have caused it to make reference to the subject matter of the disagreements in connection with its report.

          The Company did not consult with Deloitte & Touche LLP during the Company's fiscal years ended September 30, 2002, September 30, 2001 or September 30, 2000 on the application of accounting principles to a specified transaction; the type of audit opinion that might be rendered on the Company's financial statements; any accounting, auditing or financial reporting issue; or any matter that was either the subject of a disagreement or a reportable event as defined in Item 304 of Regulation S-B under the Securities Exchange Act of 1934.

          The Company has provided a copy of this disclosure to Deloitte & Touche LLP and KPMG LLP. In addition, the Company's Form 8-K Current Report filed on February 21, 2003, contained as an exhibit a copy of KPMG LLP's letter to the Securities and Exchange Commission stating its agreement with the Company's statements.

          Audit Fees. The Company has paid to KPMG LLP and Zaritsky Penny LLP $17,175 and $29,097, respectively, related to the audit of the Company's financial statements for the year ended September 30, 2002 and quarterly reviews during that fiscal year ended. The Company has incurred an additional approximate amount of $38,000 related to KPMG LLP's audit of the Company's financial statements for the year ended September 30, 2002.

          Financial Information Systems Design and Implementation Fees. No related fees were billed by KPMG LLP or Zaritsky Penny LLP during the fiscal year ended September 30, 2002.

          All Other Fees. The Company paid to Zaritsky Penny LLP $2,702 during the fiscal year ended September 30, 2002 related to accounting services provided by Zaritsky Penny LLP to the Company. The

Company did not pay any additional fees to KPMG LLP during the fiscal year ended September 30, 2002 other than those noted above under audit fees.

          In its determination of the independence of Deloitte & Touche LLP, KPMG LLP and Zaritsky Penny LLP, the Board of Directors has considered whether the provision of these services is compatible with maintaining the auditor's independence.

          A majority of the shares present or represented at the meeting and entitled to vote on this proposal is required to approve the ratification of Deloitte & Touche LLP. For the purpose of counting votes on this proposal, abstentions will be counted as shares voted against the proposal. Broker non-votes and other shares not voted will not be counted as shares voted on the proposal, and these shares will be deducted form the total shares of which a majority is required.

Your Board of Directors Recommends That You
Vote FOR the Ratification of Deloitte & Touche LLP

STOCKHOLDER PROPOSALS

          Proposals that stockholders intend to present at the next Annual Meeting of Stockholders and that a stockholder would like to have included in the proxy statement and form of proxy relating to that meeting must be received by the Company no later than November 4, 2003, to be considered for inclusion in the proxy statement and form of proxy relating to that meeting. Such proposals of stockholders should be made in accordance with Securities and Exchange Commission Rule 14a-8 and should be addressed to the Secretary of McKenzie Bay International, Ltd., 3362 Moraine Drive, Brighton, Michigan 48114. All other proposals of stockholders that are intended to be presented at the next Annual Meeting of Stockholders must be received by the Company not later than March 13, 2004, or they will be considered untimely.

SOLICITATION OF PROXIES

          The Company will bear all costs of the preparation and solicitation of proxies, including the charges and expenses of brokerage firms, banks, trustees or other nominees for forwarding proxy materials to beneficial owners. Solicitation of proxies will be made initially by mail. In addition, directors, officers and employees of the Company and its subsidiaries may solicit proxies personally or by telephone or facsimile without additional compensation. Proxies may be solicited by nominees and other fiduciaries and by the Company's transfer agent who may mail materials or otherwise communicate with beneficial owners of shares held by them.

Brighton, Michigan March 3, 2003	By Order of the Board of Directors, John W. Sawarin Secretary

Appendix A

MCKENZIE BAY INTERNATIONAL, LTD.

CHARTER OF THE AUDIT COMMITTEE
OF THE BOARD OF DIRECTORS

          This Charter governs the organization and operation of the Audit Committee (the "Committee") of the Board of Directors of McKenzie Bay International, Ltd. (the "Company") and has been approved by the Company's Board of Directors. All amendments to this Charter must be approved by the Board of Directors.

Committee Purpose and Role

          The Committee is appointed by the Board of Directors to provide assistance to the Board of Directors in fulfilling its oversight responsibility relating to the Company's financial statements and the financial reporting process, the systems of internal accounting and financial controls, the qualification and independence of outside auditors, the annual independent audit of the Company's financial statements and the Company's and the independent auditors' compliance with legal and regulatory requirements and ethics issues.

          The Committee and any of its members must, if requested by them, be given full access to any and all information within the Company's custody or control, including, without limitation, information known to any of its officers, employees, consultants, legal counsel, independent auditors or any other member of the Board of Directors. The Committee will encourage full and free interchange among the Company's Board of Directors, President, Chief Financial Officer, other Company executives and the independent auditors. The Company's Chief Financial Officer is expected to be engaged with and supportive of a proactive philosophy that anticipates and shares with the Committee current issues and significant concerns.

          The Committee is empowered to retain special legal, accounting or other advisors or consultants to advise the Committee, and it is authorized to access internal and external resources, as it deems necessary, in carrying out its responsibilities. The Committee may appoint subcommittees.

Committee Membership

          The Committee shall consist of at least two directors appointed by the Board, one of whom shall be designated by the Board as Chairperson. The Board of Directors must make an affirmative determination that each member of the Committee is independent of management and the Company. Members of the Committee will be considered independent if they have no relationship that may interfere with their independence from management, receive only director's fees from the Company as compensation and otherwise qualify as independent under applicable laws, rules and regulations, including rules and regulations of the Securities and Exchange Commission.

          Notwithstanding the above, one director who is not independent may serve as a member of the Committee as and if permitted by applicable laws, rules and regulations; provided that any non-independent director may not serve more than two years on the Committee and may not serve as Chairperson of the Committee.

          All Committee members must: (a) have the ability to read and understand fundamental financial statements, including the Company's balance sheet, income statement, statement of cash flows and key performance indicators; (b) have the ability to understand key business and financial risks and related controls and control processes; and (c) be financially literate at the time of their appointment to the Committee, as interpreted by the Board of Directors and as may be defined by applicable laws, rules and regulations. In addition, the Chairperson of the Committee must be financially sophisticated and at least one member of the Committee must qualify as a "financial expert" as defined by applicable laws, rules and regulations. Additionally, Committee members are encouraged to participate in relevant and appropriate continuing education to better understand the Company's business and the environment in which the Company operates.

          Any questions concerning a director's independence or qualification to serve on the Committee will be determined by the Board of Directors in its business judgment and in accordance with applicable laws, rules and regulations. A Committee member may be removed for any reason by a majority vote of the Board of Directors.

Committee Meetings

          The Committee must hold regular meetings at least four times each fiscal year, and at any additional time as either the Board or the Committee deems necessary. Committee meetings normally will occur in conjunction with meetings of the Board of Directors. Special meetings of the Committee may be called by the Committee Chairperson or the Chief Financial Officer. In addition, the independent auditors or legal counsel may, at any time, request and cause to be convened a meeting with the Committee or Committee Chairperson, with or without management attendance. Pre-meeting materials are expected to be distributed to Committee members in sufficient time before the meeting to permit adequate review by members. Committee members are expected to review those materials before the meeting. Minutes of each meeting will be kept and distributed to all directors. Meetings will focus on substantive issues of current importance and be of duration adequate to permit full discussion of the agenda. The Committee may request that members of management and the Company's independent auditors be present at meetings.

Committee Responsibilities and Processes

          The Committee's primary responsibilities are to assist the Board of Directors in its oversight of the integrity of the Company's financial statements, of the Company's compliance with legal and regulatory requirements, of the independence and qualifications of the independent auditors and of the performance of the Company's internal audit function and the independent auditors. Management is responsible for preparing the Company's financial statements, and the independent auditors are responsible for auditing the Company's annual financial statements. The Committee should take appropriate actions to set the overall corporate "tone" for quality financial reporting, sound business risk practices and ethical behavior.

          The following are the principal recurring processes of the Committee in carrying out its oversight responsibilities. The processes are set forth as a guide with the understanding that the Committee may modify or supplement them as appropriate and consistent with applicable laws, rules and regulations, and as approved by the Board of Directors. The Committee's processes should remain flexible, to best react to changing conditions and circumstances. In furtherance of these purposes, the Committee has the following authority, duties and responsibilities:

          •          Accountability of Independent Auditors: Establish a clear understanding with management and the independent auditors that the independent auditors are ultimately accountable to the Board of Directors and the Committee, as representatives of the Company's stockholders.

          •          Selection of Auditors; Approval of Engagements: The Committee has the sole authority and responsibility to recommend for stockholder ratification the independent auditors to examine the Company's accounts, controls and financial statements. The Committee has the sole authority to approve all audit engagement fees and terms and the Committee must pre-approve all audit and non-audit services provided to the Company by the independent auditor.

          •          Review of Auditors: Annually review the performance (including effectiveness, objectivity and independence) of the independent auditors, including a review and evaluation of the lead partner of the independent auditor, and report the Committee's conclusions to the Board of Directors.

          •          Report from Independent Auditors: Ensure receipt of a formal written report from the independent auditors consistent with applicable rules and regulations and standards set by the Independence Standards Board or other applicable bodies. The Committee shall review the report with respect to independence and shall discuss with the independent auditors any relationships that may adversely affect the independent auditors' objectivity or independence, and shall consider the compatibility of approved non-audit services with the auditors' independence. If the Committee is not satisfied with the auditors' assurances of independence, it must take appropriate action to ensure the independence of the independent auditors.

          •          Annual Audit Plan and Related Matters: Discuss with the independent auditors the overall scope and plans for their audit, including the budget, adequacy of staffing and compensation. Also, the Committee must discuss with management and the independent auditors the adequacy and effectiveness of the accounting and financial controls, including the Company's systems to monitor, assess and manage business risk, and legal and ethical compliance programs. The Committee must review any identified audit problems or difficulties and discuss management's response(s) thereto. The Committee also must meet in separate executive sessions with management, the Company's internal auditors and the independent auditors to discuss the results of the Committee's examinations and any matter that the Committee or any of these persons believes should be discussed privately with the Committee.

          •          Review of Annual Financial Statements and MD&A: Review with management and the independent auditors the Company's financial statements, including disclosures under the Company's "Management's Discussion and Analysis or Plan of Operation" to be included in the Company's Annual Report on Form 10-KSB, and recommend to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-KSB. The Committee must review the results of the annual audit with the independent auditors and Company management, including but not limited to the following:

•	The quality and appropriateness of the Company's accounting principles and practices as applied to its financial reporting;

•	Adjustments to the financial statements recommended by the independent auditors;

•

Uncorrected misstatements aggregated by the independent auditors that are determined by management to be immaterial, both individually and in the aggregate, to the financial statements taken as a whole;

•	Significant audit findings during the year and management's responses thereto; and

•	Other matters required by the independent auditors to be communicated to the Committee under generally accepted auditing standards.

          •          Review of Quarterly Financial Statements and MD&A: Review the Company's quarterly financial statements, including disclosures under the Company's "Management's Discussion and Analysis or Plan of Operation," with management and the independent auditors before filing of the Company's Quarterly Report on Form 10-QSB. The Committee must review the results of the quarterly reviews with the independent auditors and any other matters required to be communicated to the Committee by the independent auditors under generally accepted auditing standards.

          •          Review of Systems and Controls: Review with management and the independent auditors the quality, adequacy and effectiveness of the Company's accounting, financial and disclosure controls and procedures, including computerized information systems and controls, the Company's systems to monitor, assess and manage business risks and the adequacy of the Company's resources. The Committee also must meet separately with management and the independent auditors to discuss the results of the Committee's examinations.

          •          Complaints: Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and for the confidential, anonymous submission by the Company's employees of concerns regarding questionable accounting or auditing matters.

          •          Investigations: Investigate, when deemed necessary, potential improprieties or known improprieties in Company operations. The Committee must conduct investigations and, if necessary, retain outside experts with respect to any alleged illegality that may be brought to the Committee's attention. The Committee has the ability to investigate any matter within the scope of its responsibility and engage legal counsel, independent experts and other resources to assist in any such investigation.

          •          Review of Company Policies and Practices: Review the adequacy of the Company's policies and practices related to:

•	related party transactions;
•	codes of conduct and/or ethics;
•	conflicts of interest; and
•	compliance with key regulatory issues.

          •          Review of Risks: Meet periodically with management and the independent auditors to review important financial and operating topics that present potential significant risk to the Company and the steps management has taken to monitor and control such exposures.

          •          Legal and Regulatory Matters: Review reports from the Company's counsel on the status of any legal or regulatory matters, such as threatened or pending litigation, that may result in a material financial impact to the Company.

          •          Earnings Releases: Review earnings press releases and guidance provided by the Company to analysts or rating agencies. The Chairperson may represent the entire Committee for purposes of this review.

          •          Reports in Securities Filings: Prepare an annual Committee report and any other disclosure required in the Company's annual proxy statement or other securities filings.

          •          Auditing and Accounting Principles: Consider major changes and other questions regarding the appropriate auditing and accounting principles and practices for the Company.

          •          Annual Performance Evaluation: Assist the Board of Directors with an annual performance evaluation of the Committee, including the Committee's adherence to this Charter.

          •          Review of Charter: Review and reassess the adequacy of this Charter at least annually and recommend any changes to the Board of Directors. Ensure that this Charter is included as an appendix to the Company's proxy statement at least once every three years (or as otherwise required by applicable laws, rules and regulations).

          •          Hiring of Certain Employees: Establish or approve Company hiring policies for employees or former employees of the independent auditors.

          •          Other: Report regularly to the Board of Directors and undertake such other responsibilities as are required by applicable laws, rules and regulations or are assigned by the Board of Directors.

          Although the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company's financial statements are complete, accurate and in accordance with generally accepted accounting principles. These tasks are the responsibility of management and the independent auditors. It is not the duty of the Committee to conduct investigations, to resolve disagreements between management and the independent auditors or to assure compliance with laws and regulations.

PROXY	MCKENZIE BAY INTERNATIONAL, LTD. 3362 Moraine Drive Brighton, Michigan 48114	PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD APRIL 4, 2003

The undersigned acknowledges receipt of the Notice of Annual Meeting and Proxy Statement for the Annual Meeting of Stockholders of McKenzie Bay International, Ltd. to be held on April 4, 2003, and hereby appoints Gary L. Westerholm and John W. Sawarin, or either of them, attorneys and proxies of the undersigned, each with full power of substitution, to vote all shares of the undersigned in McKenzie Bay International, Ltd. at such Annual Meeting, and at any adjournment thereof, for the purpose of acting upon the proposals referred to below, and of acting in their discretion upon such other matters as may properly come before the meeting.

You are encouraged to specify your choices by marking the appropriate boxes. You need not mark any boxes if you wish to vote in accordance with the Board of Directors' recommendations. The proxies cannot vote your shares unless you sign and return this card by mail or facsimile.

☒    Please mark your votes as in this example using dark ink only.

Your Board of Directors Recommends That You VOTE FOR ALL NOMINEES AND FOR RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP.
1.	To elect seven directors for one-year	For	Withheld	For All Except	Nominees:	Gary L. Westerholm
	terms expiring in 2004.	☐	☐	☐		Gregory N. Bakeman
John W. Sawarin
Rocco J. Martino
(INSTRUCTION: To withhold authority to						Stephen D. McCormick
vote for any individual nominee, strike through						Yves Harvey
that nominee's name in the list at right.)						Donald C. Harms

2.	To ratify the Board of Directors' appointment of
	Deloitte & Touche LLP as independent auditors	For	Against	Abstain
	for the current fiscal year.	☐	☐	☐

SIGNATURE(S)	Date: ___________________, 2003

Note:

Please sign exactly as your name(s) appears on this Proxy. When signing on behalf of a corporation, partnership, guardian or trustee, indicate title or capacity of person signing. If shares are held jointly, each holder should sign.

PLEASE NOTE: The total amount of shares held
in this account is the last number listed on the top
row of the address label above the holder name.

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TABULATION TO:

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